Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the transition report of Green Plains Renewable Energy, Inc. (the “Company”) on Form 10-KT/A for the nine-month transition period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Todd A. Becker, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)

The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2009	/s/ Todd A. Becker
Todd A. Becker
President and Chief Executive Officer